MARKET ACCESS PROGRAM MARKETING AGREEMENT

         THIS AGREEMENT (the "Agreement") is made and entered into this 7th day of July, 2001, by and between Newport Capital Consultants, an Oklahoma corporation hereinafter referred to as "NC," and ORYX TECHNOLOGY CORP., a Delaware corporation hereinafter referred to as the "Company".

                                   WITNESSETH

         For and consideration of the mutual promises and covenants contained herein, the parties hereto agree as follows:

         1.  Employment.   The  Company  hereby  hires  and  employs  NC  as  an
independent contractor; and NC does hereby accept is position as an independent contractor to the Company upon the terms and conditions hereinafter set forth.

         2. Term. The term of this Agreement shall be from the 15th day of July, 2001 through the 31st day of December, 2002.

         3. Duties and Obligations of NC. NC shall have the following duties and obligations under this Agreement:

            3.1 Establish a financial public relations methodology designed to increase awareness of the Company within the investment community.

            3.2 Assist the Company in accurately disseminating information to the market place, which information has been provided by the Company.

            3.3 Expose the Company to a broad network of active retail brokers, financial analysts, institutional fund managers, private investors and active financial newsletter writers.

            3.4 Conduct a tele-marketing campaign targeted at the investment community and brokerage community.

            3.5  Fax  broadcast   press  releases,   broker   updates,   Company
newsletters to brokers, institutional fund managers, financial analysts, and accredited investors.

            3.6 E-mail press releases, corporate announcements,  broker updates,
Company  news   developments   to  a  targeted   e-mail   database  of  brokers,
institutional fund managers, financial analysts, and accredited investors.


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ALL  OF  THE  FOREGOING  NC  PREPARED  DOCUMENTATION   CONCERNING  THE  COMPANY,
INCLUDING, BUT NOT LIMITED TO, DUE DILIGENCE REPORTS, CORPORATE PROFILE FACT SHEETS, SHALL BE PREPARED BY NC FROM MATERIALS SUPPLIED TO IT BY THE COMPANY AND SHALL BE APPROVED BY THE COMPANY PRIOR TO DISSEMINATION BY NC.

         4. NC Compensation. Upon the execution of this Agreement, the Company hereby covenants and agrees to pay NC as follows:

            4.1 The Company shall issue a warrant to NC to purchase fifty thousand (50,000) shares of Oryx Technology Corp. Common Stock as described in the term sheet attached hereto as Exhibit A. The warrant shall expire 60 months from the date of issuance and shall have the other terms set forth in the term sheet. The Company shall grant piggy-back registration rights with respect to the Common Stock issued upon exercise of such warrant pursuant to a filing of an SEC Registration Statement on Form S-3, or a replacement form as may be appropriate, by the Company, which may occur at any time following execution of this Agreement.

         5. NC's Expenses and Costs. The Company shall not pay for any costs and expenses incurred by NC, its directors, officers, employees or agents in carrying out its duties and obligations pursuant to the provisions of this Agreement (except for pre- approved airfare).

         6. The Company's Duties and Obligations. The Company shall have the following duties and obligations under this Agreement:

            6.1 The Company will cooperate fully and timely with NC so as to enable NC to perform its obligations under this Agreement.

            6.2 Within ten (10) days of the date of execution of this Agreement, the Company shall deliver to NC a complete due diligence package with respect to the Company including all of the Company's filings with the Securities and Exchange Commission within the last twelve months, the last twelve months of press releases issued by the Company and all other relevant materials with respect to such filings, including but not limited to corporate reports, brochures, and the like; and a list of the brokers and market makers in the Company's securities and which have been following the Company.

            6.3 The Company will act diligently and promptly in reviewing materials submitted to it from time to time by NC and inform NC of any inaccuracies contained therein prior to the dissemination of such materials.

            6.4 The Company will immediately given written notice to NC of any change in the Company's financial condition or in the nature of its business or operations which had or might have an adverse material effect on its operations, assets, properties or prospects of its business.


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            6.5 The Company will provide NC with full disclosure of all material facts concerning the Company and shall update such information on a timely basis.

         7. Nondisclosure. Except as may be required by law, the Company, its officers, directors, employees, agents and affiliates shall not disclose the contents and provisions of this Agreement to any individual or entity without the expressed written consent of NC, subject to disclosing same further to the Company's legal counsel, accountants and other persons performing investment banking, financial, or related functions for the Company.

         8. The Company Representations and Warranties. The Company represents and warrants to NC for the purpose of inducing NC to enter into and consummate this Agreement as follows:

            8.1 The Company has the power and authority to execute, deliver and perform this Agreement.

            8.2 The execution and delivery by the Company of this Agreement have been duly and validly authorized by all requisite action by the Company. No license, consent or approval of any person is required for the Company's execution and delivery of this Agreement.

            8.3 This Agreement has been duly executed and delivered by the Company and is the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its respective terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and to general principles of equity.

            8.4 The execution and delivery by the Company of this Agreement do not conflict with, constitute a breach of or a default under: (i) any applicable law, or any applicable rule, judgment, order, writ, injunction, or decree of any court; (ii) any applicable rule or regulation of any administrative agency or other governmental authority; (iii) the Certificate of Incorporation or By-Laws of the Company; or (iv) any agreement, indenture, instrument or contract to which the Company is now a party or by which it is bound.

            8.5 No representation or warranty by the Company in this Agreement and no information in any statement, certificate, exhibit, schedule or other document furnished, or to be furnished by the Company to NC pursuant hereto, or in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained herein or therein no misleading. There is no fact which the Company has not disclosed to NC, in writing, or in SEC filings or press releases, which materially adversely affects, nor, so far as the Company can now reasonably foresee, may


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adversely  affect  the  business,  operations,  prospects,  properties,  assets, profits or condition (financial or otherwise) of the Company.

         9. Miscellaneous.

            9.1 Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing, and shall be deemed to have been duly given when delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid to the parties hereto at their addresses indicated hereinafter. Either party may change his or its address for the purpose of this paragraph by written notice similarly given. The Parties' addresses are as follows:

COMPANY:    Oryx Technology Corp.
            1100 Auburn Street
            Fremont, California  94538
            Attention:  Mitchel Underseth, CFO

NC:         Newport Capital Consultants Inc.
            3 Gavina
            Monarch Beach, CA 92629

            9.2 Entire Agreement. This Agreement represents the entire agreement between the Parties in relation to its subject matter and supersedes and voids all prior agreements between such Parties relating to such subject matter.

            9.3 Amendment of Agreement. This Agreement may be altered or amended, in whole or in part, only in a writing signed by both Parties.

            9.4 Waiver. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other subsequent breach or condition, whether of a like or different nature, unless such shall be signed by the person making such waiver and/or which so provides by its terms.

            9.5 Captions. The captions preparing in this Agreement are inserted as a matter of convenience and for reference and in no way affecting this Agreement, define, limit or describe its scope or any of its provisions.

            9.6 Status. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

            9.7 Benefits.  This  Agreement  shall inure to the benefit of and be
binding  upon  the  Parties  hereto,  their  heirs,  personal   representatives,
successors and assigns.

            9.8 Severability. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall attach only to such


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provision and shall not in any way affect or render invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if such invalid or unenforceable provision were not contained herein.

            9.9 Arbitration. Except as to a monetary default by the Company hereunder, any controversy, dispute or claim arising out of or relating to this Agreement or the breach thereof shall be settled by arbitration. Arbitration proceedings shall be conducted in accordance with the rules then prevailing of the American Arbitration Association or any successor. The award of the arbitrator shall be binding on the Parties. Judgment may be entered upon an arbitration award of in a court of competent jurisdiction and confirmed by such court. Venue for arbitration proceedings shall be any mutually agreeable location within the State of California. The costs of arbitration, reasonable attorneys' fees of the Parties, together with all other expenses, shall be paid as provided in the arbitration award.

            10.10 Currency. In all instances, references to monies used in this Agreement shall be deemed to be United States dollars.

            10.11 Multiple Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of such counterparts shall constitute one (1) instrument.

         IN WITNESS WHEREOF, the Parties have executed this Agreement on the day and year first above written.


                                             ORYX TECHNOLOGY CORP.


                                             By:    /s/ Mitchel Underseth
                                                    ---------------------
                                             Name:  Mitchel Underseth
                                             Title: CFO


                                             NEWPORT CAPITAL CONSULTANTS


                                             By:    /s/ Gary E Bryant
                                                    -----------------
                                             Name:  Gary E Bryant
                                             Title: President



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                                    EXHIBIT A

                                   TERM SHEET